UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2016

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 30, 2016 the Company issued a press release entitled “Indoor Harvest Corp Appoints New CEO as Company Growth Accelerates.”  The release is filed as an exhibit to this Form 8-K.

Exhibits

99.1	Press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: November 30, 2016	By:	/s/ Chad Sykes
Chad Sykes
Chief Executive Officer and Director

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